                                                                   Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the use of our report dated September 15, 1998, except for note 16, which is as of December 3, 1998, related to Infinity Broadcasting Corporation as of December 31, 1997 and 1996 and for each of the years in the three-year period then ended incorporated herein by reference.



                                                              /s/ KPMG LLP

New York, New York
March 15, 1999

                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the use of our report dated September 15, 1998, except for note 14, which is as of October 29, 1998, related to Infinity Media Corporation (formerly known as Infinity Broadcasting Corporation) and subsidiaries as of December 31, 1996 and 1995, and for each of the years then ended, incorporated herein by reference.



                                                              /s/ KPMG LLP

New York, New York
March 15, 1999

                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the use of our report dated November 2, 1998, related to CBS Radio, Inc. (formerly known as American Radio Systems Corporation) and subsidiaries as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, incorporated herein by reference.



                                                              /s/ KPMG LLP

New York, New York
March 15, 1999